SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: JUNE 7, 2004
                        (Date of earliest event reported)





                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-16725                  42-1520346
(State or other jurisdiction    Commission file number      (I.R.S. Employer
    of incorporation)                                    Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

                               ------------------

ITEM 7.  EXHIBITS

99 Select Historical Financial Information, Reclassified to Account for Mortgage Banking as Discontinued Operations

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2004, Principal Financial Group, Inc. ("The Principal") announced a definitive agreement for the sale of its entire mortgage banking business to Citigroup. Under the terms of the agreement, Citigroup will acquire the stock of Principal Residential Mortgage, Inc. The transaction has been approved by the Principal Financial Group board of directors and is expected to close in third quarter, 2004, subject to regulatory approval. Estimated proceeds from the transaction of approximately $1.26 billion include $290 million of value in excess of the U.S. GAAP net book value of assets and liabilities transferred of approximately $970 million. Proceeds from the transaction are based on a formula, a portion of which is sensitive to interest rates. The Principal will attempt to hedge this portion of the formula. U.S. GAAP book value of assets and liabilities transferred equals the sum of the U.S. GAAP equity allocated to the mortgage banking business of approximately $527 million plus approximately $443 million of income tax liability retained. All figures are as of April 30, 2004.

The following pages include certain selected historical financial information of The Principal , which reclassifies the results related to the mortgage banking business to discontinued operations. We are providing this information as an aid to investors who seek to understand the effect of the sale on our historical results.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:    /s/ THOMAS GRAF
                                           -----------------------------------
                                    Name:  Thomas Graf
                                    Title: Senior Vice President - Investor
                                           Relations



Date:  June 15, 2004

                                                                      EXHIBIT 99

On May 12, 2004, Principal Financial Group, Inc. ("The Principal") announced a definitive agreement for the sale of its entire mortgage banking business to Citigroup. Under the terms of the agreement, Citigroup will acquire the stock of Principal Residential Mortgage, Inc. The transaction has been approved by the Principal Financial Group board of directors and is expected to close in third quarter, 2004, subject to regulatory approval. Estimated proceeds from the transaction of approximately $1.26 billion include $290 million of value in excess of the U.S. GAAP net book value of assets and liabilities transferred of approximately $970 million. Proceeds from the transaction are based on a formula, a portion of which is sensitive to interest rates. The Principal will attempt to hedge this portion of the formula. U.S. GAAP book value of assets and liabilities transferred equals the sum of the U.S. GAAP equity allocated to the mortgage banking business of approximately $527 million plus approximately $443 million of income tax liability retained. All figures are as of April 30, 2004.

When the definitive agreement was signed, we met the criteria for discontinued operations under SFAS 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". The following pages include certain selected historical financial information of The Principal, which reclassifies the results related to the mortgage banking business to discontinued operations. The restated financial information represents our preliminary assessment of the impact of the sale on our historical results, prepared in accordance with U.S. GAAP. We continue to study the classification of certain income and expense items for potential inclusion and/or exclusion as discontinued operations. The ultimate resolution of these decisions may change the classification of certain amounts presented herein.

We are providing this information as an aid to investors who seek to understand the effect of the sale on our historical results. While we believe that the following selected preliminary financial information represents our best current estimate of the effect of the sale, we caution investors that it may not be indicative of the results that actually would have occurred if the sale had been in effect on the dates indicated or indicative of results which may be achieved in the future.

The selected preliminary financial information is unaudited and should be read in conjunction with our annual audited financial statements as of December 31 2003, included in our Form 10-K for the year ended December 31, 2003, and our interim unaudited consolidated financial statements, included in our Form 10-Q for the three months ended March 31, 2004, filed with the United States Securities and Exchange Commission.

                                Table of Contents


Summary Financial Highlights                                               5-6
Consolidated Segment
  Income Statement Time Series
  Principal Financial Group Consolidated                                     7
  U.S. Asset Management and Accumulation Segment                             7
  International Asset Management and Accumulation Segment                    8
  Life and Health Insurance Segment                                          8
  Mortgage Banking Segment                                                   9
  Corporate and Other Segment                                                9
  Quarterly Consolidated  Balance Sheet                                      10
  Non-GAAP Financial Measure Reconciliations                              11-12

Use of non-GAAP financial measures A non-GAAP financial measure is defined as a numerical measure of our performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP.

We use a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of our normal, ongoing operations, which is important in understanding and evaluating our financial condition and results of operations. While such measures are also consistent with measures utilized by investors to evaluate performance, they are not a substitute for U.S. GAAP financial measures. Therefore, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure, see Non-GAAP Financial Measures Reconciliations located on pages 11 and 12. We adjust U.S. GAAP financial measures for items not directly related to ongoing operations. However, it is possible that these adjusting items have occurred in the past and could recur in the future. Management also uses non-GAAP financial measures for goal setting, to determine employee and senior management awards and compensation, and to evaluate performance on a basis comparable to that used by securities analysts.

We also use a variety of other operational measures that do not have U.S. GAAP counterparts, and therefore do not fit the definition of non-GAAP financial measures. Assets under management is an example of an operational measure that is not considered a non-GAAP financial measure.


                        PRINCIPAL FINANCIAL GROUP, INC.
                    Summary Financial and Market Highlights
                       (per share*, except as indicated)


                                                    Three Months Ended,                             Twelve Months Ended,
                                 -------------------------------------------------------------------------------------------------
                                  31-Mar-04   31-Dec-03    30-Sep-03   30-Jun-03   31-Mar-03    31-Dec-03   31-Dec-02   31-Dec-01
                                 ----------- ------------ ----------- ----------  ------------ ----------- ----------- -----------

Basic Earnings Per Share
Operating Earnings               $     0.58   $     0.57  $     0.52  $     0.51  $     0.46   $     2.05  $     1.65  $     1.59
Net Unrealized/Realized Capital
  Gains/(Losses)                      (0.07)        0.05        0.01       (0.05)      (0.17)       (0.16)      (0.69)      (0.89)
Other After-Tax Adjustments            0.09         0.01        0.04        0.16        0.18         0.40       (0.55)       0.29
                                 ----------- ------------ ----------- ----------- ------------ ----------- ----------- -----------
Net Income                       $     0.60   $     0.63  $     0.57  $     0.62  $     0.47   $     2.29  $     0.41  $     0.99
Weighted Average Shares          =========== ============ =========== =========== ============ =========== =========== ===========
  Outstanding (in millions)          320.8        322.2       323.5       326.9       331.4        326.0       350.2       362.4

Diluted Earnings Per Share
Operating Earnings               $     0.58   $     0.57  $     0.52  $     0.51  $     0.46   $     2.04  $     1.65  $     1.59
Net Unrealized/Realized Capital
  Gains/Losses)                       (0.07)        0.05        0.01       (0.05)      (0.16)       (0.16)      (0.69)      (0.89)
Other After-Tax Adjustments            0.09         0.01        0.04        0.16        0.17         0.40       (0.55)       0.29
                                 ----------- ------------ ----------- ----------- ------------ ----------- ----------- -----------
Net Income                       $     0.60   $     0.63  $     0.57  $     0.62  $     0.47   $     2.28  $     0.41  $     0.99
                                 =========== ============ =========== =========== ============ =========== =========== ===========
Weighted Average Shares
  Outstanding (in millions)          322.0        323.3       324.1       327.4       331.7        326.8       350.7       362.4

Book Value
Including OCI                    $    24.90   $    23.07  $    23.04  $    23.19  $    20.84   $    23.07  $    19.91  $    18.94
Excluding OCI                    $    20.10   $    19.42  $    19.31  $    18.82  $    18.28   $    19.42  $    18.01  $    18.53
End of Period Common Shares
  Outstanding (in millions)          320.8        320.7       322.8       325.1       328.0        320.7       334.4       360.1

Return on Average Equity
(trailing twelve months)
Operating Earnings
  Including OCI                        9.5%         9.5%        8.9%        8.3%        8.7%         9.5%        8.6%        8.8%
  Excluding OCI                       11.3%        10.9%       10.1%        9.4%        9.2%        10.9%        9.1%        8.9%

Net Income
  Including OCI                       10.6%        10.6%       10.8%        5.8%        5.0%        10.6%        2.1%        5.5%
  Excluding OCI                       12.6%        12.2%       12.3%        6.6%        5.3%        12.2%        2.2%        5.5%

Share Repurchase Data
Shares repurchased (in millions)       -            2.31        2.38        3.76        6.53        14.98       26.99       15.30
Cost of shares repurchased (in
  millions)                      $     -      $    75.00  $    78.04  $   115.94  $   184.06   $   453.04  $   750.42  $   367.72
Average price per share
  repurchased                    $     -      $    32.53  $    32.83  $    30.83  $    28.17   $    30.25  $    27.80  $    24.03

Trading Statistics
High                             $    37.36   $    34.36  $    34.10  $    34.67  $    31.20   $    34.67  $    31.50  $    24.75
Low                              $    32.13   $    30.70  $    30.13  $    27.03  $    25.21   $    25.21  $    22.00  $    20.40
Close                            $    35.63   $    33.07  $    30.99  $    32.25  $    27.14   $    33.07  $    30.13  $    24.00
Volume                                56.30        54.24       55.40       61.98       75.87       247.49      453.62      116.06

Valuation Data (Closing Prices)
Market Capitalization (millions) $11,430.10   $10,605.55  $10,003.57  $10,484.48  $ 8,901.92   $10,605.55  $10,075.47  $ 8,642.40
Price to Earnings Multiple            16.34        16.05       16.23       18.22       15.96        16.05       18.26       15.09
Price to Book Value Multiple           1.77         1.70        1.60        1.71        1.48         1.70        1.67        1.30

* - Pro forma prior to fourth quarter 2001.

                        PRINCIPAL FINANCIAL GROUP, INC.
                          Summary Financial Highlights
                                 (in millions)

                                              Three Months Ended,                                  Twelve Months Ended,
                               -----------------------------------------------------------------------------------------------------
                                  31-Mar-04   31-Dec-03    30-Sep-03   30-Jun-03    31-Mar-03   31-Dec-03   31-Dec-02   31-Dec-01
                               ------------- ----------- ----------- -----------  ----------- -----------  ------------ ------------
Operating Revenues
U.S. Asset Management and
  Accumulation                       893.3     1,015.7       864.8       862.0       879.9       3,622.4      3,750.0     3,781.0
International Asset Management
  and Accumulation                   115.5       122.4        99.9       113.0        76.8        412.1         357.9       508.4
Life and Health Insurance          1,035.3     1,004.5       995.7     1,001.8     1,012.3      4,014.3       3,946.8     3,946.4
Mortgage Banking                       -           -           -           -           -            -             -           -
Corporate and Other                    1.6         6.9        18.9        (2.0)        3.0         26.8           1.7       101.9
                               ------------- ----------- ----------- -----------  ----------- -----------  ------------ ------------
Total                              2,045.7     2,149.5     1,979.3     1,974.8     1,972.0      8,075.6       8,056.4     8,337.7
                               ============= =========== =========== ===========  =========== ===========  ============ ============
After-tax Operating
 Earnings / (Losses)
U.S. Asset Management and
  Accumulation                       119.5       114.1       107.9       105.7        94.9        422.6         360.7       349.1
International Asset Management
  and Accumulation                     8.7         8.2         8.0        12.1         6.6         34.9          19.5         2.3
Life and Health Insurance             74.8        66.4        52.8        62.9        59.1        241.2         233.1       201.2
Mortgage Banking                      (4.9)       (4.7)       (5.0)       (4.5)       (3.9)       (18.1)        (16.7)      (14.1)
Corporate and Other                  (11.5)       (0.9)        3.8       (10.4)       (5.0)       (12.5)        (17.0)       38.1
                               ------------- ----------- ----------- -----------  ----------- -----------  ------------ ------------
Total                                186.6       183.1       167.5       165.8       151.7        668.1         579.6       576.6
                               ============= =========== =========== ===========  =========== ===========  ============ ============
Net Income (Loss)
U.S. Asset Management and
  Accumulation                        83.3       115.3        89.1        79.2        66.4        350.0         120.4       178.3
International Asset Management
  and Accumulation                     9.0        24.3        24.0         9.4         1.5         59.2        (441.1)      (38.1)
Life and Health Insurance             72.0        61.3        51.7        61.8        49.8        224.6         178.5       167.5
Mortgage Banking                      28.6       (42.8)      (11.4)       45.1        52.3         43.2         142.9       126.7
Corporate and Other                    0.7        45.8        31.1         6.7       (14.3)        69.3         141.6       (75.6)
                               ------------- ----------- ----------- -----------  ----------- -----------  ------------ ------------
Total                                193.6       203.9       184.5       202.2       155.7        746.3         142.3       358.8
                               ============= =========== =========== ===========  =========== ===========  ============ ============
Operating Return on
Average Equity Excluding OCI
(trailing twelve months)
U.S. Asset Management and
  Accumulation                        19.3%       19.2%       17.7%       16.7%       16.4%        19.2%         17.6%       16.9%
International Asset Management
  and Accumulation                     4.8%        4.7%        3.1%        2.7%        2.1%         4.7%          1.5%        0.1%
Life and Health Insurance             14.0%       13.4%       13.4%       13.7%       13.8%        13.4%         13.7%       11.6%
Mortgage Banking                      -3.5%       -3.8%       -3.6%       -3.6%       -3.6%        -3.8%         -3.8%       -3.7%
Corporate and Other                    N/M         N/M         N/M         N/M         N/M          N/M           N/M         N/M
Total                                 11.3%       10.9%       10.1%        9.4%        9.2%        10.9%          9.1%        8.9%

Assets Under Management          149,800.0   144,900.0   134,800.0   128,000.0   116,300.0    144,900.0     111,100.0   120,200.0


                         PRINCIPAL FINANCIAL GROUP, INC.
                Consolidated Segment Income Statement Time Series
                                  (in millions)

                         PRINCIPAL FINANCIAL GROUP, INC.

                                                          Three Months Ended,                        Twelve Months Ended,
                                        --------------------------------------------------------------------------------------------
Line Item                               31-Mar-04   31-Dec-03  30-Sep-03  30-Jun-03 31-Mar-03  31-Dec-03   31-Dec-02   31-Dec-01
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------

Premiums and other considerations            921.8     983.2      868.8     876.6      905.5    3,634.1     3,881.8      4,122.3
Fees and other revenues                      337.1     355.5      288.5     289.0      272.8    1,205.8     1,000.0        888.0
Net investment income                        786.8     810.8      822.0     809.2      793.7    3,235.7     3,174.6      3,327.4
Total operating revenues                   2,045.7   2,149.5    1,979.3   1,974.8    1,972.0    8,075.6     8,056.4      8,337.7
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------
Benefits, claims, and settlement
  expenses                                 1,187.5   1,302.5    1,175.6   1,186.3    1,195.8    4,860.2     5,202.7      5,482.1
Dividends to policyholders                    73.3      75.2       78.7      73.9       80.1      307.9       316.6        313.7
Commissions                                  121.8     114.2      100.4     100.1       99.5      414.2       379.5        369.9
Capitalization of DPAC                       (97.3)    (96.7)     (86.6)    (80.7)     (85.8)    (349.8)     (323.4)      (261.7)
Amortization of DPAC                          38.3       2.6       40.2      50.0       55.1      147.9       179.9        178.5
Depreciation and amortization                 18.9      28.8       18.1      18.0       16.7       81.6        73.4         81.9
Interest expense on corporate debt            20.3      20.7       20.2      20.5       20.8       82.2        77.6         76.2
Other expenses                               428.5     462.9      401.2     384.5      384.7    1,633.3     1,393.5      1,328.9
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------
Total expenses                             1,791.3   1,910.2    1,747.8   1,752.6    1,766.9    7,177.5     7,299.8      7,569.5
                                        =========== ========== ========== ========= ========== =========== =========== =============
Operating earnings (losses) before tax       254.4     239.3      231.5     222.2      205.1      898.1       756.6        768.2
Income tax                                    67.8      56.2       64.0      56.4       53.4      230.0       177.0        191.6
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------
Operating earnings (losses) after tax        186.6     183.1      167.5     165.8      151.7      668.1       579.6        576.6

Net-unrealized/realized cap gains/(losses)   (23.3)     16.0        1.8     (15.3)     (54.1)     (51.6)     (243.9)      (321.0)
Other after-tax adjustments                   30.3       4.8       15.2      51.7       58.1      129.8      (193.4)       103.2
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------
Net Income (Loss)                            193.6     203.9      184.5     202.2      155.7      746.3       142.3        358.8
                                        =========== ========== ========== ========= ========== =========== =========== =============

                 U.S. ASSET MANAGEMENT AND ACCUMULATION SEGMENT

                                                          Three Months Ended,                        Twelve Months Ended,
                                        --------------------------------------------------------------------------------------------
Line Item                               31-Mar-04   31-Dec-03   30-Sep-03 30-Jun-03 31-Mar-03  31-Dec-03    31-Dec-02   31-Dec-01
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------
Premiums and other considerations             88.9     160.3       71.5      74.4      113.8      420.0       746.5        766.3
Fees and other revenues                      229.8     260.3      195.1     193.5      184.8      833.7       681.2        633.1
Net investment income                        574.6     595.1      598.2     594.1      581.3    2,368.7     2,322.3      2,381.6
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------
Total operating revenues                     893.3   1,015.7      864.8     862.0      879.9    3,622.4     3,750.0      3,781.0

Benefits, claims, and settlement expenses    497.3     595.4      504.0     509.3      531.0    2,139.7     2,530.3      2,583.1
Dividends to policyholders                     1.3       0.7        2.3      (0.7)       4.6        6.9         9.6          6.7
Commissions                                   54.4      54.1       44.7      45.0       42.8      186.6       158.4        138.9
Capitalization of DPAC                       (55.5)    (60.5)     (57.7)    (53.9)     (53.8)    (225.9)     (189.7)      (132.5)
Amortization of DPAC                          23.1      17.5       15.2      21.4       29.7       83.8        75.7         73.4
Depreciation and amortization                  7.3       7.0        7.3       7.0        6.7       28.0        27.3         33.6
Interest expense on corporate debt               -       0.1        0.1         -         -         0.2         -            0.2
Other expenses                               209.1     252.3      203.5     197.4      197.5      850.7       688.1        649.5
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------
Total expenses                               737.0     866.6      719.4     725.5      758.5    3,070.0     3,299.7      3,352.9
                                        =========== ========== ========== ========= ========== =========== =========== =============
Operating earnings (losses) before tax       156.3     149.1      145.4     136.5      121.4      552.4       450.3        428.1
Income tax                                    36.8      35.0       37.5      30.8       26.5      129.8        89.6         79.0
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------
Operating earnings (losses) after tax        119.5     114.1      107.9     105.7       94.9      422.6       360.7        349.1

Net-unrealized/realized cap gains/(losses)   (37.2)     (2.3)     (19.7)    (29.0)     (31.1)     (82.1)     (250.5)      (164.7)
Other after-tax adjustments                    1.0       3.5        0.9       2.5        2.6        9.5        10.2         (6.1)
                                        ----------- ---------- ---------- --------- ---------- ----------- ----------- -------------
Net Income (Loss)                             83.3     115.3       89.1      79.2       66.4      350.0       120.4        178.3
                                        =========== ========== ========== ========= ========== =========== =========== =============

                        PRINCIPAL FINANCIAL GROUP, INC.
               Consolidated Segment Income Statement Time Serides
                                 (in millions)

               INTERNATIONAL ASSET MANAGEMENT AND ACCUMULATION SEGMENT

                                                   Three Months Ended,                               Twelve Months Ended,
                                        --------------------------------------------------------------------------------------------
Line Item                               31-Mar-04    31-Dec-03  30-Sep-03  30-Jun-03   31-Mar-03   31-Dec-03  31-Dec-02   31-Dec-01
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Premiums and other considerations           60.2      62.9       50.0        51.5        30.7         195.1      161.9       344.9
Fees and other revenues                     21.5      20.5       19.6        22.4       14.8          77.3       56.4        46.1
Net investment income                       33.8      39.0       30.3        39.1       31.3         139.7      139.6       117.4
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Total operating revenues                   115.5     122.4       99.9       113.0       76.8         412.1      357.9       508.4

Benefits, claims, and settlement expenses   75.7      80.9       65.6        73.4       48.1         268.0      243.8       407.5
Dividends to policyholders                     -         -          -          -          -            -          -           -
Commissions                                  5.8       6.3        4.8         5.3        3.7          20.1       15.2        26.2
Capitalization of DPAC                      (3.0)     (3.8)      (2.9)       (3.4)      (2.3)        (12.4)      (8.6)      (16.7)
Amortization of DPAC                         0.7      (5.6)      (0.8)        4.2        1.0          (1.2)       3.4         3.1
Depreciation and amortization                3.0      13.3        2.0         1.9        1.4          18.6        8.3         8.6
Interest expense on corporate debt           0.2       0.5        0.1         0.1        0.3           1.0        0.7         0.6
Other expenses                              19.8      22.7       22.0        16.8       16.5          78.0       68.5        79.4
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Total expenses                             102.2     114.3       90.8        98.3       68.7         372.1      331.3       508.7
                                        =========== =========== ========== ========== =========== ========== ========== ============

Operating earnings (losses) before tax      13.3       8.1        9.1        14.7        8.1          40.0       26.6        (0.3)
Income tax                                   4.6      (0.1)       1.1         2.6        1.5           5.1        7.1        (2.6)
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Operating earnings (losses) after tax        8.7       8.2        8.0        12.1        6.6          34.9       19.5         2.3

Net-unrealized/realized cap gains/(losses)   3.6       5.6        3.6        (2.3)      (4.4)          2.5       12.4       (29.2)
Other after-tax adjustments                 (3.3)     10.5       12.4        (0.4)      (0.7)         21.8     (473.0)      (11.2)
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Net Income (Loss)                            9.0      24.3       24.0         9.4        1.5          59.2     (441.1)      (38.1)
                                        =========== =========== ========== ========== =========== ========== ========== ============

                        LIFE AND HEALTH INSURANCE SEGMENT

                                                   Three Months Ended,                               Twelve Months Ended,
                                        --------------------------------------------------------------------------------------------
Line Item                               31-Mar-04    31-Dec-03  30-Sep-03  30-Jun-03   31-Mar-03   31-Dec-03  31-Dec-02   31-Dec-01
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Premiums and other considerations          772.7     760.0      747.3       750.7      761.0       3,019.0    2,973.4     3,011.1
Fees and other revenues                     97.6      85.9       85.0        83.6       84.4         338.9      313.2       256.7
Net investment income                      165.0     158.6      163.4       167.5      166.9         656.4      660.2       678.6
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Total operating revenues                 1,035.3   1,004.5      995.7     1,001.8    1,012.3       4,014.3    3,946.8     3,946.4

Benefits, claims, and settlement expenses  616.1     628.1      607.1       604.7      617.8       2,457.7    2,433.4     2,491.0
Dividends to policyholders                  72.0      74.5       76.4        74.6       75.5         301.0      307.0       307.0
Commissions                                 66.4      59.1       56.0        55.6       59.4         230.1      234.0       226.5
Capitalization of DPAC                     (38.8)    (32.4)     (26.0)      (23.4)     (29.7)       (111.5)    (125.1)     (112.5)
Amortization of DPAC                        14.5      (9.3)      25.8        24.4       24.4          65.3      100.8       102.0
Depreciation and amortization                6.8       6.5        6.8         6.9        6.6          26.8       30.9        31.5
Interest expense on corporate debt           -         -          -            -         -             -          -           -
Other expenses                             184.7     177.6      170.3       163.8      169.4         681.1      610.6       595.2
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Total expenses                             921.7     904.1      916.4       906.6      923.4       3,650.5    3,591.6     3,640.7
                                        =========== =========== ========== ========== =========== ========== ========== ============
Operating earnings (losses) before tax     113.6     100.4       79.3        95.2       88.9         363.8      355.2       305.7
Income tax                                  38.8      34.0       26.5        32.3       29.8         122.6      122.1       104.5
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Operating earnings (losses) after tax       74.8      66.4       52.8        62.9       59.1         241.2      233.1       201.2

Net-unrealized/realized cap gains/(losses)  (1.9)     (5.1)      (1.1)       (1.1)      (9.3)        (16.6)     (50.0)      (33.8)
Other after-tax adjustments                 (0.9)      -          -            -         -             -         (4.6)        0.1
                                        ----------- ----------- ---------- ---------- ----------- ---------- ---------- ------------
Net Income (Loss)                           72.0      61.3       51.7        61.8       49.8         224.6      178.5       167.5
                                        =========== =========== ========== ========== =========== ========== ========== ============


                        PRINCIPAL FINANCIAL GROUP, INC.
               Consolidated Segment Income Statement Time Series
                                 (in millions)

                                       MORTGAGE BANKING SEGMENT

                                                    Three Months Ended,                            Twelve Months Ended,
                                        ------------------------------------------------------------------------------------
Line Item                               31-Mar-04  31-Dec-03  30-Sep-03  30-Jun-03 31-Mar-03  31-Dec-03 31-Dec-02  31-Dec-01
                                        ---------- ---------- --------- ---------- ---------  --------- --------- ----------
Premiums and other considerations                -         -          -         -          -         -          -         -
Fees and other revenues                          -         -          -         -          -         -          -         -
Net investment income                            -         -          -         -          -         -          -         -
                                        ---------- ---------- --------- ---------- ---------  --------- --------- ----------
Total operating revenues                         -         -          -         -          -         -          -         -

Benefits, claims, and settlement expenses        -         -          -         -          -         -          -         -
Dividends to policyholders                       -         -          -         -          -         -          -         -
Commissions                                      -         -          -         -          -         -          -         -
Capitalization of DPAC                           -         -          -         -          -         -          -         -
Amortization of DPAC                             -         -          -         -          -         -          -         -
Depreciation and amortization                    -         -          -         -          -         -          -         -
Interest expense on corporate debt               -         -          -         -          -         -          -         -
Other expenses                                 7.9       7.7        7.9       7.4        6.3      29.3       27.0      22.8
                                        ---------- ---------- --------- ---------- ---------  --------- --------- ----------
Total expenses                                 7.9       7.7        7.9       7.4        6.3      29.3       27.0      22.8
                                        ========== ========== ========= ========== =========  ========= ========= ==========

Operating earnings (losses) before tax        (7.9)     (7.7)      (7.9)     (7.4)      (6.3)    (29.3)     (27.0)    (22.8)
Income tax                                    (3.0)     (3.0)      (2.9)     (2.9)      (2.4)    (11.2)     (10.3)     (8.7)
                                        ---------- ---------- --------- ---------- ---------  --------- --------- ----------
Operating earnings (losses) after tax         (4.9)     (4.7)      (5.0)     (4.5)      (3.9)    (18.1)     (16.7)    (14.1)

Net-unrealized/realized cap gains/(losses)       -         -          -         -          -         -          -         -
Other after-tax adjustments                   33.5     (38.1)      (6.4)     49.6       56.2      61.3      159.6     140.8
                                        ---------- ---------- --------- ---------- ---------  --------- --------- ----------
Net Income (Loss)                             28.6     (42.8)     (11.4)     45.1       52.3      43.2      142.9     126.7
                                        ========== ========== ========= ========== =========  ========= ========= ==========

                                          CORPORATE AND OTHER SEGMENT

                                                    Three Months Ended,                            Twelve Months Ended,
                                        ------------------------------------------------------------------------------------
Line Item                               31-Mar-04  31-Dec-03 30-Sep-03  30-Jun-03 31-Mar-03  31-Dec-03 31-Dec-02  31-Dec-01

Premiums and other considerations                -         -          -         -          -         -          -         -
Fees and other revenues                      (11.8)    (11.2)     (11.2)    (10.5)     (11.2)    (44.1)     (50.8)    (47.9)
Net investment income                         13.4      18.1       30.1       8.5       14.2      70.9       52.5     149.8
                                        ---------- ---------- --------- ---------- ---------  --------- --------- ----------
Total operating revenues                       1.6       6.9       18.9      (2.0)       3.0      26.8        1.7     101.9
                                        ========== ========== ========= ========== =========  ========= ========= ==========

Benefits, claims, and settlement expenses     (1.6)     (1.9)      (1.1)     (1.1)      (1.1)     (5.2)      (4.8)      0.5
Dividends to policyholders                       -         -          -         -          -         -          -         -
Commissions                                   (4.8)     (5.3)      (5.1)     (5.8)      (6.4)    (22.6)     (28.1)    (21.7)
Capitalization of DPAC                           -         -          -         -          -         -          -         -
Amortization of DPAC                             -         -          -         -          -         -          -         -
Depreciation and amortization                  1.8       2.0        2.0       2.2        2.0       8.2        6.9       8.2
Interest expense on corporate debt            20.1      20.1       20.0      20.4       20.5      81.0       76.9      75.4
Other expenses                                 7.0       2.6       (2.5)     (0.9)      (5.0)     (5.8)      (0.7)    (18.0)
                                        ---------- ---------- --------- ---------- ---------  --------- --------- ----------
Total expenses                                22.5      17.5       13.3      14.8       10.0      55.6       50.2      44.4
                                        ========== ========== ========= ========== =========  ========= ========= ==========

Operating earnings (losses) before tax       (20.9)    (10.6)       5.6     (16.8)      (7.0)    (28.8)     (48.5)     57.5
Income tax                                    (9.4)     (9.7)       1.8      (6.4)      (2.0)    (16.3)     (31.5)     19.4
                                        ---------- ---------- --------- ---------- ---------  --------- --------- ----------
Operating earnings (losses) after tax        (11.5)     (0.9)       3.8     (10.4)      (5.0)    (12.5)     (17.0)     38.1

Net-unrealized/realized cap gains/(losses)    12.2      17.8       19.0      17.1       (9.3)     44.6       44.2     (93.3)
Other after-tax adjustments                      -      28.9        8.3         -          -      37.2      114.4     (20.4)
                                        ---------- ---------- --------- ---------- ---------  --------- --------- ----------
Net Income (Loss)                              0.7      45.8       31.1       6.7      (14.3)     69.3      141.6     (75.6)
                                        ========== ========== ========= ========== =========  ========= ========= ==========


                         PRINCIPAL FINANCIAL GROUP, INC.
                           Consolidated Balance Sheet
                                  (in millions)

                                                                       Period Ended,
                                 --------------------------------------------------------------------------------------------------
Line Item                        31-Mar-04 31-Dec-03 30-Sep-03 30-Jun-03 31-Mar-03 31-Dec-02 30-Sep-02 30-Jun-02 31-Mar-02 31-Dec-01
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Assets
Fixed maturities, afs             38,641.7  37,449.7  36,898.0  37,400.2 35,690.4  34,185.7  33,057.2  31,584.6  30,841.9  30,012.3
Fixed maturities, trading            103.4     102.9     103.5     104.3    101.1     101.7      92.7      59.6      30.8      17.8
Equity securities, afs               732.6     699.2     386.1     399.3    381.1     378.7     379.5     817.3     903.3     837.2
Mortgage loans                    11,240.3  11,251.6  11,429.3  11,020.5 10,576.7  10,565.9  10,801.4  10,562.2  10,516.3  10,609.9
Real estate                        1,459.8   1,526.1   1,504.2   1,403.5  1,322.4   1,223.7   1,162.2   1,188.1   1,259.7   1,177.9
Policy loans                         804.5     804.1     805.8     808.1    810.9     818.5     822.9     824.7     823.2     831.9
Other investments                  1,277.4   1,412.1   1,171.6   1,233.1  1,043.6   1,167.0   1,081.4     818.7     665.1     810.2
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Total investments                 54,259.7  53,245.7  52,298.5  52,369.0 49,926.2  48,441.2  47,397.3  45,855.2  45,040.3  44,297.2
Cash and cash equivalents            715.0   1,194.2     619.5   1,197.6    801.7     737.0     627.4   1,154.4     480.2     561.2
Accrued investment income            608.2     656.8     634.1     644.3    618.9     645.5     584.6     605.7     580.6     589.4
Deferred policy acquisition
  costs                            1,552.4   1,571.7   1,445.6   1,340.5  1,400.4   1,414.4   1,399.0   1,427.4   1,463.2   1,372.5
Property and equipment               440.9     445.5     448.1     456.7    467.8     479.3     481.4     489.1     489.0     491.9
Goodwill                             241.7     175.8     145.9     149.0    113.3      98.1     117.6     109.4      91.2      95.6
Other intangibles                    156.4     121.4     123.4     118.5    110.9      88.8      55.8      53.7      59.9      61.5
Premiums due and other
  receivables                        543.7     719.8     792.2     438.8    543.7     459.7     786.6   1,060.8     459.3     489.0
Separate account assets           46,186.6  43,407.8  39,443.5  37,495.8 33,906.7  33,501.4  30,872.5  33,541.7  34,324.5  34,376.0
Assets of discontinued
  operations~                      5,236.1   5,382.9   7,292.4   4,047.0  3,557.2   3,633.1   5,732.0   5,650.3   5,414.9   5,689.4
Other assets                         872.1     832.8     471.4     364.5    413.4     372.1     216.5     245.7     355.6     326.8
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Total Assets                     110,812.8 107,754.4 103,714.6  98,621.7 91,860.2  89,870.6  88,270.7  90,193.4  88,758.7  88,350.5
                                 ========= ========= ========= ========= ========= ========= ========= ========= ========= =========
Liabilities
Contractholder funds              28,913.7  28,902.5  28,086.1  28,179.4 27,366.8  26,315.0  26,470.5  26,013.4  25,115.6  24,684.4
Future policy benefits and
  claims                          15,525.8  15,474.7  15,159.9  15,009.1 14,838.6  14,736.4  14,484.3  14,440.6  14,116.6  14,034.6
Other policyholder funds             769.2     710.2     730.6     755.0    671.1     642.9     608.9     589.6     603.7     589.1
Short-term debt                      586.3     702.8     550.8     565.4    658.6     564.8     474.3     400.2     693.2     511.6
Long-term debt                     1,162.1   1,374.3   1,352.9   1,360.2  1,335.6   1,332.5   1,303.7   1,342.2   1,343.5   1,378.4
Income taxes currently payable       151.2     113.9     102.7     162.1        -        -      326.6     205.7      37.2      35.1
Deferred income taxes              1,385.6   1,198.9   1,235.1   1,251.0    998.8     788.0     513.8     485.9     451.7     512.9
Separate account liabilities      46,186.6  43,407.8  39,443.5  37,495.8 33,906.7  33,501.4  30,872.5  33,541.7  34,324.5  34,376.0
Liabilities of discontinued
  operations~                      4,340.4   4,542.1   5,989.0   2,912.9  2,354.4   2,419.9   3,447.3   3,099.8   2,785.6   3,030.9
Other liabilities                  3,804.9   3,927.6   3,627.7   3,391.8  2,892.8   2,912.5   3,134.8   3,404.2   2,689.1   2,377.2
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Total Liabilities                102,825.8 100,354.8  96,278.3  91,082.7 85,023.4  83,213.4  81,636.7  83,523.3  82,160.7  81,530.2

Stockholders' Equity
Common stock, at par                   3.8       3.8       3.8       3.8      3.8       3.8       3.8       3.8       3.8       3.8
Paid-in capital                    7,179.1   7,153.2   7,142.4   7,133.4  7,108.6   7,106.3   7,099.0   7,088.6   7,083.5   7,072.5
Retained earnings (deficit)          824.0     630.4     571.8     387.3    185.1      29.4    (102.2)     56.2     (64.0)    (29.1)
Treasury stock                    (1,559.5) (1,559.1) (1,484.1)  1,406.1)(1,302.2) (1,118.1)   (874.5)   (641.5)   (397.7)   (374.4)
Accumulated other comprehensive
  income:
  Net unrealized gains on afs
    securities                     1,655.8   1,291.4   1,353.1   1,570.6  1,036.9     822.0     685.0     430.0     233.7     420.3
  Net foreign currency
    translations adjustment         (113.7)   (117.6)   (150.7)   (150.0)  (195.4)   (186.2)   (177.1)   (267.0)   (261.3)   (272.8)
  Minimum pension liability           (2.5)     (2.5)       -         -        -         -        -         -         -         -
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Total Stockholders' Equity         7,987.0   7,399.6   7,436.3   7,539.0  6,836.8   6,657.2   6,634.0   6,670.1   6,598.0   6,820.3
                                 --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Total Liabilities and
  Stockholders' Equity           110,812.8 107,754.4 103,714.6  98,621.7 91,860.2  89,870.6  88,270.7  90,193.4  88,758.7  88,350.5
                                 ========= ========= ========= ========= ========= ========= ========= ========= ========= =========


~ Increase in the third quarter of 2003 was due to our implementation of FIN 46.

Exhibit 1
                         PRINCIPAL FINANCIAL GROUP, INC.
                           Non-GAAP Financial Measures
                       (in millions, except as indicated)

                                                      Three Months Ended,                             Twelve Months Ended,
                                          ------------------------------------------------------------------------------------------
                                          31-Mar-04   31-Dec-03  30-Sep-03  30-Jun-03   31-Mar-03  31-Dec-03   31-Dec-02  31-Dec-01
                                          ---------- ----------- ---------- --------- ------------ ----------  --------- -----------
Stockholders' Equity x-OCI
USAMA                                     $ 2,381.8   $ 2,343.4  $ 2,240.3  $ 2,308.9  $ 2,263.8   $ 2,343.4   $2,050.4  $ 2,043.3
IAMA                                          816.7       811.4      782.8      768.5      711.1       811.4      679.2    1,920.0
Life and Health                             1,900.7     1,823.5    1,806.1    1,819.0    1,776.3     1,823.5    1,769.3    1,630.6
Mortgage Banking                              561.2       472.4      520.9      550.7      522.1       472.4      486.3      392.3
Corporate and Other                           787.0       777.6      883.8      671.3      722.0       777.6    1,036.2      686.6
                                          ---------- ----------- ---------- --------- ------------ ----------  --------- -----------
Total stockholders' equity x-OCI            6,447.4     6,228.3    6,233.9    6,118.4    5,995.3     6,228.3    6,021.4    6,672.8
Net unrealized capital gains (losses)       1,657.2     1,291.4    1,353.1    1,570.6    1,036.9     1,291.4      822.0      420.3
Foreign currency translation                 (113.7)     (117.6)    (150.7)    (150.0)    (195.4)     (117.6)    (186.2)    (272.8)
Minimum pension liability                      (3.9)       (2.5)       -          -          -          (2.5)       -          -
                                          ---------- ----------- ---------- --------- ------------ ----------  --------- -----------
Total stockholders' equity                $ 7,987.0   $ 7,399.6  $ 7,436.3  $ 7,539.0  $ 6,836.8   $ 7,399.6   $6,657.2  $ 6,820.3
                                          ========== =========== ========== ========= ============ ==========  ========= ===========
Book Value x-OCI:

Book value x-OCI                          $    20.10  $    19.42 $    19.31 $    18.82 $    18.28  $    19.42  $   18.01 $    18.53
Net unrealized capital gains (losses)           5.17        4.03       4.19       4.83       3.16        4.03       2.46       1.17
Foreign currency translation                   (0.36)      (0.37)     (0.46)     (0.46)     (0.60)      (0.37)     (0.56)     (0.76)
Minimum pension liability                      (0.01)      (0.01)      -          -          -          (0.01)      -          -
                                          ---------- ----------- ---------- --------- ------------ ----------  --------- -----------
Book value including OCI                  $    24.90  $    23.07 $    23.04 $    23.19 $    20.84  $    23.07  $   19.91 $    18.94
                                          ========== =========== ========== ========= ============ ==========  ========= ===========
Operating Earnings ROE (x-OCI)

USAMA                                          19.3%       19.2%      17.7%      16.7%      16.4%       19.2%      17.6%      16.9%
IAMA                                            4.8%        4.7%       3.1%       2.7%       2.1%        4.7%       1.5%       0.1%
Life and Health                                14.0%       13.4%      13.4%      13.7%      13.8%       13.4%      13.7%      11.6%
Mortgage Banking                               -3.5%       -3.8%      -3.6%      -3.6%      -3.6%       -3.8%      -3.8%      -3.7%
Corporate and Other                            -2.5%       -1.4%      -3.1%      -4.1%      -3.0%       -1.4%      -2.0%      10.0%
                                          ---------- ----------- ---------- --------- ------------ ----------  --------- -----------
Total operating earnings ROE (x-OCI)           11.3%       10.9%      10.1%       9.4%       9.2%       10.9%       9.1%       8.9%
Net realized/unrealized capital gains
  (losses)                                     -0.3%       -0.8%      -2.6%      -4.8%      -5.7%       -0.8%      -3.8%      -4.8%
Other after-tax adjustments                     1.6%        2.1%       4.8%       2.0%       1.8%        2.1%      -3.1%       1.4%
                                          ---------- ----------- ---------- --------- ------------ ----------  --------- -----------
Net income ROE (x-OCI)                         12.6%       12.2%      12.3%       6.6%       5.3%       12.2%       2.2%       5.5%
Net unrealized capital gains (losses)          -2.2%       -2.0%      -1.9%      -1.0%      -0.5%       -1.8%      -0.2%      -0.2%
Foreign currency translation                    0.2%        0.4%       0.4%       0.2%       0.2%        0.2%       0.1%       0.2%
Minimum pension liability                       0.0%        0.0%       0.0%       0.0%       0.0%        0.0%       0.0%       0.0%
                                          ---------- ----------- ---------- --------- ------------ ----------  --------- -----------
Net income ROE (including OCI)                 10.6%       10.6%      10.8%       5.8%       5.0%       10.6%       2.1%       5.5%
                                          ========== =========== ========== ========= ============ ==========  ========= ===========
Operating Earnings:

USAMA                                     $   119.5   $   114.1  $   107.9  $   105.7  $    94.9   $   422.6   $  360.7  $   349.1
IAMA                                            8.7         8.2        8.0       12.1        6.6        34.9       19.5        2.3
Life and Health                                74.8        66.4       52.8       62.9       59.1       241.2      233.1      201.2
Mortgage Banking                               (4.9)       (4.7)      (5.0)      (4.5)      (3.9)      (18.1)     (16.7)     (14.1)
Corporate and Other                           (11.5)       (0.9)       3.8      (10.4)      (5.0)      (12.5)     (17.0)      38.1
                                          ---------- ----------- ---------- --------- ------------ ----------  --------- -----------
Total operating earnings                      186.6       183.1      167.5      165.8      151.7       668.1      579.6      576.6
Net realized/unrealized capital gains
  (losses)                                    (23.3)       16.0        1.8      (15.3)     (54.1)      (51.6)    (243.9)    (321.0)
Other after-tax adjustments                    30.3         4.8       15.2       51.7       58.1       129.8     (193.4)     103.2
                                          ---------- ----------- ---------- --------- ------------ ----------  --------- -----------
Net income                                $   193.6   $   203.9  $   184.5  $   202.2  $   155.7   $   746.3   $  142.3  $   358.8
                                          ========== =========== ========== ========= ============ ==========  ========= ===========

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
EXHIBIT 2

                         PRINCIPAL FINANCIAL GROUP, INC.
                           Non-GAAP Financial Measures
                       (in millions, except as indicated)

                                                         Three Months Ended,                             Twelve Months Ended,
                                             ---------------------------------------------------------------------------------------
                                             31-Mar-04  31-Dec-03  30-Sep-03  30-Jun-03  31-Mar-03   31-Dec-03  31-Dec-02  31-Dec-01
                                             ---------- ---------- ---------- --------- ------------ ---------- ---------- ---------
Net Realized/Unrealized Capital Gains
(Losses):

Total net realized/unrealized capital
  gains (losses)                             $  (23.3)  $   16.0   $     1.8  $   (15.3) $   (54.1)  $   (51.6) $  (243.9) $ (321.0)
Add:
Amortization of deferred policy
  acquistion and sale inducement costs           (2.1)      (2.1)        0.3        0.4       (3.7)       (5.1)     (35.4)     18.6)
Capital gains distributed                         2.0        1.5         1.1        3.5       (1.6)        4.5       12.7       -
Minority interest capital gains                   0.1        0.5        (0.1)      (0.4)       0.1         0.1        -         -
Tax impacts                                     (23.5)      10.0        (8.0)      (5.9)     (22.8)      (26.7)    (134.0)   (187.8)
Less:
Unearned front-end fee income                    (1.1)      (0.5)        0.8       (0.1)       4.4         4.6      (14.0)      1.5
Certain market value adjustments to fee
  revenues                                       (2.9)      (1.2)        -         (6.7)      (9.8)      (17.7)     (31.8)    (14.9)
                                             ---------- ----------- --------- --------- ------------ ----------  --------- ---------
GAAP net realized/unrealized capital
  gains (losses)                             $  (42.8)  $   27.6   $    (5.7) $   (10.9) $   (76.7)  $   (65.7) $  (354.8) $ (514.0)
                                             ========== =========== ========= ========= ============ ==========  ========= =========
Other After Tax Adjustments:
IRS audit issue                              $    -     $   28.9   $     -    $     -    $     -     $    28.9  $   138.0  $    -
Demutualization expenses                          -          -           -          -          -           -         (2.0)    (18.6)
Loss contingency reserve                          -          -           -          -          -           -        (21.6)     (5.9)
IPO proceeds                                      -          -           -          -          -           -          -         4.1
FIN 46 implementation                             -          -          (3.4)       -          -          (3.4)       -         -
SFAS 142 implementation                           -          -           -          -          -           -       (280.9)      -
SFAS 133 implementation                           -          -           -          -          -           -          -       (10.7)
SOP 03-1 implementation                          (5.7)       -           -          -          -           -          -         -
Discontinued operations - MB                     36.0      (34.6)        6.2       52.1       58.8        82.5      169.8     145.5
Discontinued operations - BT                      -         10.5        12.4       (0.4)      (0.7)       21.8     (196.7)    (11.2)
                                             ---------- ----------- ---------- --------- ------------ ----------  --------- --------
Total other after tax adjustments            $   30.3   $    4.8   $    15.2  $    51.7  $    58.1   $   129.8  $  (193.4) $  103.2
                                             ========== =========== ========= ========= ============ ==========  ========= =========
Operating Revenues:
USAMA                                        $  893.3   $1,015.7   $   864.8  $   862.0  $   879.9   $ 3,622.4  $ 3,750.0  $3,781.0
IAMA                                            115.5      122.4        99.9      113.0       76.8       412.1      357.9     508.4
Life and Health                               1,035.3    1,004.5       995.7    1,001.8    1,012.3     4,014.3    3,946.8   3,946.4
Mortgage Banking                                  -          -           -          -          -           -          -         -
Corporate and Other                               1.6        6.9        18.9       (2.0)       3.0        26.8        1.7     101.9
                                             ---------- ----------- ---------- --------- ------------ ----------  --------- --------
Total operating revenues                      2,045.7    2,149.5     1,979.3    1,974.8    1,972.0     8,075.6    8,056.4   8,337.7
Net realized/unrealized capital gains
  (losses) and related fee adjustments          (46.8)      25.9        (4.9)     (17.7)     (82.1)      (78.8)    (400.6)   (527.4)
IPO proceeds                                      -          -           -          -          -           -          -         6.3
                                             ---------- ----------- ---------- --------- ------------ ----------  --------- --------
Total GAAP revenues                          $1,998.9   $ 2,175.4  $ 1,974.4  $ 1,957.1  $ 1,889.9   $ 7,996.8  $ 7,655.8  $7,816.6
                                             ========== =========== ========= ========= ============ ==========  ========= =========
Premium and Deposits:
Universal and Variable Universal Life
Premium and deposits                         $  117.5   $   99.5   $    84.2  $    75.9  $    78.0   $   337.6  $   298.1  $  270.1
Less:  deposits                                 122.2      104.0        87.7       79.4       81.8       352.9      309.5     279.0
                                             ---------- ----------- ---------- --------- ------------ ----------  --------- --------
GAAP premiums and other considerations       $   (4.7)  $   (4.5)  $    (3.5) $    (3.5) $    (3.8)  $   (15.3) $   (11.4) $   (8.9)
                                             ========== =========== ========= ========= ============ ==========  ========= =========
Traditional Life Insurance
Premium and deposits                         $  171.8   $  178.5   $   170.7  $   181.0  $   180.7   $   710.9  $   737.2  $  766.2
Less:  deposits                                   -          -           -          -          -          -           -         -
                                             ---------- ----------- ---------- --------- ------------ ----------  --------- --------
GAAP premiums and other considerations       $  171.8   $  178.5   $   170.7  $   181.0  $   180.7   $   710.9  $   737.2  $  766.2
                                             ========== =========== ========= ========= ============ ==========  ========= =========
Total Individual Life Insurance
Premium and deposits                         $  289.3   $  278.0   $   254.9  $   256.9  $   258.7   $ 1,048.5  $ 1,035.3  $1,036.3
Less:  deposits                                 122.2      104.0        87.7       79.4       81.8       352.9      309.5     279.0
                                             ---------- ----------- ---------- --------- ------------ ----------  --------- --------
GAAP premiums and other considerations       $  167.1   $  174.0   $   167.2  $   177.5  $   176.9   $   695.6  $   725.8  $  757.3
                                             ========== =========== ========= ========= ============ ==========  ========= =========

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